Exhibit 4.1

MARKWEST ENERGY PARTNERS, L.P.,

MARKWEST ENERGY FINANCE CORPORATION, as Issuers,

and

the Subsidiary Guarantors named herein

8¾% SENIOR NOTES DUE 2018

FIFTH SUPPLEMENTAL INDENTURE

DATED AS OF OCTOBER 21, 2011

WELLS FARGO BANK, NATIONAL ASSOCIATION,

Trustee

This FIFTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of October 21, 2011, is among MarkWest Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), MarkWest Energy Finance Corporation, a Delaware corporation (“MarkWest Finance” and, together with the Partnership, the “Issuers”), each of the other parties identified on the signature page hereto (the “Subsidiary Guarantors”) and Wells Fargo Bank, National Association, a national banking association, as Trustee.

RECITALS

WHEREAS, the Issuers, the initial Subsidiary Guarantors and the Trustee entered into an Indenture, dated as of April 15, 2008 (as amended and supplemented by four supplemental indentures thereto, the “Indenture”), pursuant to which the Issuers have issued $500,000,000 in principal amount of 8¾% Senior Notes due 2018 (the “Notes”);

WHEREAS, Section 9.01(d) of the Indenture provides that the Issuers, the Subsidiary Guarantors and the Trustee may amend or supplement the Indenture in order to add Subsidiary Guarantors pursuant to Section 4.13 or 5.01(c) thereof, without the consent of the Holders of the Notes; and

WHEREAS, all acts and things prescribed by the Indenture, by law and by the Certificate of Incorporation and the Bylaws (or comparable constituent documents) of the Issuers, of the Subsidiary Guarantors and of the Trustee necessary to make this Supplemental Indenture a valid instrument legally binding on the Issuers, the Subsidiary Guarantors and the Trustee, in accordance with its terms, have been duly done and performed;

NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Issuers, the Subsidiary Guarantors and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders of the Notes as follows:

ARTICLE 1

Section 1.01. This Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

Section 1.02. This Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Issuers, the Subsidiary Guarantors and the Trustee.

ARTICLE 2

From this date, in accordance with Section 4.13 or 5.01(c) of the Indenture and by executing this Supplemental Indenture, the Guarantors whose signatures appear below are subject to the provisions of the Indenture to the extent provided for in Article 10 thereunder.

Fifth Supplemental Indenture

ARTICLE 3

Section 3.01. Except as specifically modified herein, the Indenture and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Indenture.

Section 3.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.  Without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Issuers and the Subsidiary Guarantors, and the Trustee makes no representation with respect to any such matters.  Additionally, the Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

Section 3.03. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.04. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

[NEXT PAGE IS SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

MARKWEST ENERGY FINANCE CORPORATION

By:		/s/ Nancy Buese
Name:		Nancy Buese
Title:		Senior Vice President and Chief Financial Officer

MARKWEST ENERGY PARTNERS, L.P.

	By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:		/s/ Nancy Buese
Name:		Nancy Buese
Title:		Senior Vice President and Chief Financial Officer

MARKWEST HYDROCARBON, INC.

By:		/s/ Nancy Buese
Name:		Nancy Buese
Title:		Senior Vice President and Chief Financial Officer

MARKWEST ENERGY GP, L.L.C.

By:		/s/ Nancy Buese
Name:		Nancy Buese
Title:		Senior Vice President and Chief Financial Officer

Signature Page to Fifth Supplemental Indenture

MASON PIPELINE LIMITED LIABILITY COMPANY

	By:	MarkWest Hydrocarbon, Inc.,
its Sole Member

By:	/s/ Nancy Buese
Name:	Nancy Buese
Title:	Senior Vice President and ChiefFinancial Officer

MARKWEST ENERGY OPERATING COMPANY, L.L.C.

	By:	MarkWest Energy Partners, L.P.,
its Managing Member

	By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ Nancy Buese
Name:	Nancy Buese
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Fifth Supplemental Indenture

MARKWEST BLACKHAWK, L.L.C.
MARKWEST ENERGY APPALACHIA, L.L.C.
MARKWEST ENERGY EAST TEXAS GAS COMPANY, L.L.C.
MARKWEST GAS MARKETING, L.L.C.
MARKWEST GAS SERVICES, L.L.C.
MARKWEST JAVELINA COMPANY, L.L.C.
MARKWEST JAVELINA PIPELINE COMPANY, L.L.C.
MARKWEST LIBERTY GAS GATHERING, L.L.C.
MARKWEST MARKETING, L.L.C.
MARKWEST MOUNTAINEER PIPELINE COPMANY, L.L.C.
MARKWEST NEW MEXICO, L.L.C.
MARKWEST PINNACLE, L.L.C.
MARKWEST PIPELINE COMPANY, L.L.C.
MARKWEST PNG UTILITY, L.L.C.
MARKWEST POWER TEX, L.L.C.
MARKWEST TEXAS PNG UTILITY, L.L.C.

	By:	MarkWest Energy Operating Company, L.L.C.,
its Sole Member

	By:	MarkWest Energy Partners, L.P.,
its Managing Member

	By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ Nancy Buese
Name:	Nancy Buese
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Fifth Supplemental Indenture

MARKWEST MICHIGAN PIPELINE COMPANY, L.L.C.
MARKWEST OKLAHOMA GAS COMPANY, L.L.C.

	By:	MarkWest Energy Operating Company, L.L.C.,
its Managing Member

	By:	MarkWest Energy Partners, L.P.,
its Managing Member

	By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ Nancy Buese
Name:	Nancy Buese
Title:	Senior Vice President and Chief Financial Officer

MATREX, L.L.C.

	By:	West Shore Processing Company L.L.C.,
its Sole Member and Manager

	By:	MarkWest Energy Operating Company, L.L.C.,
its Sole Member and Manager

	By:	MarkWest Energy Partners, L.P.,
its Managing Member

	By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ Nancy Buese
Name:	Nancy Buese
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Fifth Supplemental Indenture

MARKWEST MCALESTER, L.L.C.

	By:	MarkWest Oklahoma Gas Company, L.L.C.,
its Sole Member

	By:	MarkWest Energy Operating Company, L.L.C.,
its Managing Member

	By:	MarkWest Energy Partners, L.P.,
its Managing Member

	By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ Nancy Buese
Name:	Nancy Buese
Title:	Senior Vice President and Chief Financial Officer

MARKWEST RANGER PIPELINE COMPANY, L.L.C

	By:	MarkWest Energy Appalachia, L.L.C.,
its Sole Member

	By:	MarkWest Energy Operating Company, L.L.C.,
its Sole Member

	By:	MarkWest Energy Partners, L.P.,
its Managing Member

	By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ Nancy Buese
Name:	Nancy Buese
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Fifth Supplemental Indenture

WEST SHORE PROCESSING COMPANY L.L.C.

	By:	MarkWest Energy Operating Company, L.L.C.,
its Sole Member and Manager

	By:	MarkWest Energy Partners, L.P.,
its Managing Member

	By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ Nancy Buese
Name:	Nancy Buese
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Fifth Supplemental Indenture

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

By:	/s/ John Stohlmann
Name:	John Stohlmann
Title:	Vice President

Signature Page to Fifth Supplemental Indenture